SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
                                                   Commission Only (as permitted
[ ]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                           Blue Chip Value Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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
                              BLUE CHIP VALUE FUND
                                     NOTICE

                     Annual Stockholder Meeting May 20, 2003

Dear Stockholder,                                                    May 8, 2003

           PLEASE BE ADVISED THAT YOUR VOTE HAS NOT YET BEEN RECEIVED.

YOUR SHARES CAN NOT BE VOTED UNLESS YOU GIVE YOUR SPECIFIC INSTRUCTIONS AS DESCRIBED ON THE PROXY CARD. IN ADDITION, IF YOUR SHARES ARE HELD AT A BROKERAGE FIRM, YOUR BROKER IS UNABLE VOTE WITHOUT YOUR SPECIFIC INSTRUCTIONS.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSALS.

Your vote is extremely important. Please help us avoid the expense of additional solicitations.

Please vote today, by following the instructions for Internet or telephone voting located on your proxy card, or you may return the card in the envelope provided.

If you have any questions regarding voting, you may call our proxy solicitor, Morrow & Co., Inc. at (800) 607-0088.


Sincerely,

/s/ Todger Anderson

Todger Anderson, CFA
President